Phoenix Growth Opportunities Fund,

a series of Phoenix Opportunities Trust

Supplement dated March 10, 2008 to the Prospectus and

Statement of Additional Information (“SAI”) dated January 31, 2008

Important Notice to Investors

Effective March 10, 2008, the Phoenix Growth Opportunities Fund, a series of Phoenix Opportunities Trust (“Predecessor Fund”), has been reorganized into a fund named Phoenix Growth Opportunities Fund, a series of Phoenix Equity Trust (“Successor Fund”). The Successor Fund’s principal investment strategies, risks, fees and expenses, and portfolio management are the same as those of its Predecessor Fund and remain unchanged.

For information about the Phoenix Growth Opportunities Fund, please refer to the Phoenix Equity Trust Prospectus and SAI dated March 10, 2008.

Investors should retain this supplement with the Prospectus

and SAI for future reference.

PXP 2069/GOF Reorg (03/08)